                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that she is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 13th day of March, 2000.



                                          /s/ JUDITH M. BELL
                                         --------------------
                                              Judith M. Bell

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 9th day of March, 2000.


                                          /s/ JAMES R. BIRLE
                                         --------------------
                                              James R. Birle

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 7th day of March, 2000.


                                          /s/ THOMAS R. GIBSON
                                         ----------------------
                                              Thomas R. Gibson

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 6th day of March, 2000.


                                          /s/ RICHARD A. JALKUT
                                         -----------------------
                                              Richard A. Jalkut

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 5th day of March, 2000.



                                          /s/ KURT M. LANDGRAF
                                         ----------------------
                                              Kurt M. Landgraf

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 7th day of March, 2000.


                                          /s/ ROBERT M. FUREK
                                         ---------------------
                                              Robert M. Furek

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 7th day of March, 2000.



                                          /s/ ARTHUR E. JOHNSON
                                         -----------------------
                                              Arthur E. Johnson

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 7th day of March, 2000.



                                          /s/ PHILIP E. CUSHING
                                         -----------------------
                                              Philip E. Cushing

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 7th day of March, 2000.


                                          /s/ ARTHUR E. JOHNSON
                                         -----------------------
                                              Arthur E. Johnson